FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report: November 15, 2006

(Date of earliest event reported)
NISSAN AUTO LEASE TRUST 2006-A
(Issuing Entity with respect to the Notes)

(Exact name of registrant as specified in its charter)
NISSAN AUTO LEASING LLC II
(Depositor of the Note Issuer and Transferor of the SUBI Certificate to the Issuing Entity)

(Exact name of registrant as specified in its charter)
NISSAN-INFINITI LT
(Issuer with respect to the SUBI Certificate)

(Exact name of registrant as specified in its charter)

DELAWARE		Nissan Auto Lease Trust 2006-A
	333-134238-01	51-6581442
	333-134238	Nissan Auto Leasing LLC II 95-4885574
	333-134238-02	Nissan-Infiniti LT 33-6226449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502
(Address of principal executive offices of Nissan Auto Lease Trust 2006-A, Nissan Auto Leasing LLC II
and Nissan-Infiniti LT)
Registrants’ telephone number, including area code: (310) 719–8583
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
EXHIBIT 1.1

ITEM 1.01. Entry into a Material Definitive Agreement
     On November 15, 2006, Nissan Auto Leasing LLC II (“NALL II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the several underwriters, for the issuance and sale of notes of Nissan Auto Lease Trust 2006-A in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). The Notes have an aggregate scheduled principal balance of $1,568,800,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3, as amended (File Nos. 333-134238, 333-134238-01 and 333-134238-02). It is anticipated that the Notes will be issued on or about November 21, 2006 (the “Closing Date”).
     NILT Inc. (defined below) will create a special unit of beneficial interest (the “2006-A SUBI”) in specified assets of Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan and Infiniti vehicles leased under the Leases (the “Leased Vehicles”) and related property pursuant to the Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, dated as of August 26, 1998, by and among NILT Trust, a Delaware statutory trust (“NILT Trust”), as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (the “NILT, Inc.”), Wilmington Trust Company, as Delaware trustee, and U.S. Bank National Association, as trust agent, as it will be supplemented on the Closing Date by a 2006-A SUBI Supplement (the “2006-A SUBI Supplement”). In connection with the creation of the 2006-A SUBI, Nissan-Infiniti LT will issue to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2006-A SUBI (the “2006-A SUBI Certificate”). On the Closing Date, NILT Trust will sell the 2006-A SUBI Certificate to NALL II pursuant to a SUBI Certificate Transfer Agreement by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II will further sell the 2006-A SUBI Certificate to Nissan Auto Lease Trust 2006-A, a Delaware statutory trust (the “Trust”), pursuant to a Trust SUBI Certificate Transfer Agreement by and between NALL II, as transferor, and the Trust, as transferee.
     Attached as Exhibit 1.1 is the Underwriting Agreement.
ITEM 9.01. Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated November 15, 2006, by and among NALL II, NMAC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the several Underwriters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Date: November 15, 2006

NISSAN AUTO LEASE TRUST 2006-A

By:	Nissan Auto Leasing LLC II, solely as originator of Nissan Auto Lease Trust 2006-A

By:	/S/ Rakesh Kochhar
Name: Rakesh Kochhar
Title: Treasurer

NISSAN AUTO LEASING LLC II

By:	/S/ Rakesh Kochhar
Name: Rakesh Kochhar
Title: Treasurer

NISSAN-INFINITI LT

By:	Nissan Motor Acceptance Corporation, solely as originator of Nissan-Infiniti LT

By:	/S/ Steven R. Lambert
Name: Steven R. Lambert
Title: President

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated November 15, 2006, by and among NALL II, NMAC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the several Underwriters.